SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   Filed by the Registrant                   [x]
                         Filed by a Party other than the Registrant          [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[x]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

       (Name of Registrant as Specified In Its Charter)
       Fidelity Concord Street Trust

       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

       (2)   Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)   Proposed maximum aggregate value of transaction:

       (5)   Total Fee Paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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       (1)   Amount Previously Paid:

       (2)   Form, Schedule or Registration Statement No.:

       (3)   Filing Party:

       (4)   Date Filed:

                   SPARTAN(REGISTERED) U.S. EQUITY INDEX FUND

                             TELEPHONE VOTING SCRIPT


INTRODUCTION
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT. I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE SPARTAN U.S. EQUITY INDEX FUND PROXY MATERIAL? THE PACKAGE WAS MAILED IN JULY. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting September 15th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES:     Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683.

If YES:     DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions


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            that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

      If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

                  I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING SPARTAN U.S. EQUITY INDEX FUND SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

      If YES and Premium customer:
                  Conference in Fidelity at 1-800-544-4442. Note: Premium hours are 8am-8pm across all time zones, Monday through Friday. When prompted enter Premium team number (do not enter "005" for Team 005. For Team 005, enter 5). If you do not have the team number, stay on the line, introduce the customer, and transfer the call. (End call.)

                  I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING SPARTAN U.S. EQUITY INDEX FUND SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

      If NO: POLITELY refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)

      IF SHAREHOLDER SOUNDS HOSTILE:
                  Thank the shareholder for his/ her time. (End phone call.)

                  OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D


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                  LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS
                  1-800-544-8888. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

      IF NOT HOSTILE:   After answering all questions, offer the shareholder the
                  opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

                        If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

                        Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

                        TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

                        WOULD YOU LIKE TO VOTE BY TELEPHONE?

                              If NO: POLITELY refer him/her to Fidelity at 1-800- 544-8888. (end call)

                              If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

                              COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)

                        (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still


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                        uncomfortable, explain that while you cannot take the
                        vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

                              I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE
                              GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

                        AGREES TO GIVE LAST FOUR DIGITS OF SSN:
                        NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":

SPARTAN U.S. EQUITY INDEX FUND
                        THE PROPOSALS ARE (1A) TO APPROVE AN INTERIM
                        SUB-ADVISORY AGREEMENT WITH BANKERS TRUST COMPANY FOR THE FUND; (1B) TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH BANKERS TRUST COMPANY FOR THE FUND; (2) TO APPROVE A NEW "MANAGER-OF-MANAGERS" ARRANGEMENT FOR THE FUND.

                        DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

                        THANK YOU. AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF YOUR VOTE TO YOU BY MAIL. THANKS FOR YOUR TIME THIS EVENING. (End call.)

                        DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN:
                        UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR SEPTEMBER 15TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)


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                   SPARTAN(REGISTERED) U.S. EQUITY INDEX FUND


                                    LOG SHEET

                                                         Date___________________
                                                   DF King Rep__________________

ADDRESS CORRECTION
Social Security No. (record from database; do not ask shareholder)______________

Shareholder Name________________________________________________________________

Street Address _________________________________________________________________

City__________________________ State______________ Zip Code_____________________


MATERIALS TO BE SENT
Proxy Card Only ________

Full Proxy Kit  ________


COMMENTS
Notable Shareholder Response____________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Other Comments__________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Was Shareholder Transferred to Fidelity Representative?    Yes_______ No________


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                   SPARTAN(REGISTERED) U.S. EQUITY INDEX FUND


              Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON RECENT PROXY MAILING THEY SENT YOU REGARDING THE SPARTAN U.S. EQUITY INDEX FUND. I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE SPARTAN U.S. EQUITY INDEX FUND, YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE
ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, ... PLEASE CALL YOUR FIDELITY PREMIUM SERVICES TEAM at 1-800-544-4442 FROM 8AM - 8 PM ACROSS ALL TIME ZONES, MONDAY THROUGH FRIDAY]. THANK YOU FOR YOUR TIME.


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                                       Q&A

WHY IS AN INTERIM SUB-ADVISORY AGREEMENT BEING PROPOSED FOR EACH FUND? (PROPOSAL 1(A))
The fund's current sub-adviser, Bankers Trust Company (BT), is a wholly owned subsidiary of Bankers Trust Corporation (BT Corporation). On June 4, 1999, a wholly owned subsidiary of Deutsche Bank AG merged with BT Corporation (BT Merger). The BT Merger may be considered a change of control of BT, resulting in the assignment and automatic termination of the fund's sub-advisory agreement with BT.

On May 25, 1999, the Securities and Exchange Commission (SEC) granted BT an exemptive order permitting the fund's interim sub-advisory agreement to take effect, without prior shareholder approval, on June 4, 1999. Pursuant to the order, the fund's sub-advisory agreement may remain in effect, for an interim period of up to 150 days, through the date on which it is approved (or disapproved) by the fund's shareholders.

Therefore, in order for BT to continue to serve as sub-adviser to a fund, it is necessary for the fund's shareholders to approve an interim sub-advisory agreement with BT. Other than the commencement and termination dates, the fund's interim sub-advisory agreement is identical to the sub-advisory agreement that was in effect with respect to the fund prior to the BT Merger. BT receives fees at the same rates and expects to continue to provide the same level and quality of investment management and securities lending services to the funds under the interim sub-advisory agreements as it did under the prior sub-advisory agreements. Please refer to the proxy statement for specific details of the interim sub-advisory agreement proposal.

WHY IS A NEW SUB-ADVISORY AGREEMENT BEING PROPOSED FOR EACH FUND? (PROPOSAL
1(B))
The main purpose of this proposal is to separate into different contracts the investment management and securities lending services that BT currently provides to the fund under a single contract. Thus, if shareholders of a fund approve this proposal, BT will continue to provide investment management services to the fund under the new sub-advisory agreement (which would then replace the interim sub-advisory agreement), but BT will provide securities lending services to the fund under a separate, new securities lending agreement.

Shareholders are not being asked to approve, and shareholder approval would not be required to amend, the new securities lending agreement. It is anticipated that the fund will benefit by separating the investment management and securities lending services into different contracts. Please refer to the proxy statement for specific details of the new sub-advisory agreement proposal.

WHAT IS A "MANAGER-OF-MANAGERS" ARRANGEMENT? (PROPOSAL 2)
A manager-of-managers arrangement would permit FMR, with the approval of the Board of Trustees, to hire, terminate, or replace sub-advisers (including BT) and to materially modify a sub-advisory agreement, all without shareholder approval. The proposed arrangement may enable a fund to operate more efficiently because FMR would be able to make these kinds of sub-advisory changes from time to time without the expenses and delays associated with obtaining shareholder approval of the changes.

If shareholders approve the arrangement, the Board of Trustees will consider and approve any sub-advisory changes that FMR proposes under the arrangement to ensure that the changes are in the best interest of a fund and its shareholders. The Board of Trustees believes it is appropriate to allow FMR to negotiate and renegotiate sub-advisory arrangements for the funds without obtaining shareholder approval in light of FMR's significant experience and expertise.


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On May 19, 1999, FMR and the trust, on behalf of each fund, filed with the SEC an exemptive application seeking authorization for the fund to operate under a manager-of-managers arrangement, subject to shareholder approval and certain other conditions. A fund cannot implement such an arrangement unless it receives the necessary SEC authorization. There can be no assurance that the SEC will grant the requested authorization.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?
Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is July 19, 1999.

HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS:    Shareholders should sign exactly as their names appear
                        on the account registration shown on the card.

JOINT ACCOUNTS:         Either owner may sign, but the name of the person
                        signing should conform exactly to a name shown in the registration.

ALL OTHER ACCOUNTS:     The person signing must indicate his or her capacity.
                        For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."


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